© 2013 Mercury Systems, Inc. Mercury Systems FY14 Investor Day Presentation November 12, 2013 New York, NY

2 © 2013 Mercury Systems, Inc. Forward-looking safe harbor statement This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to business performance and the Company’s plans for growth and improvement in profitability and cash flow. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in the U.S. Government’s interpretation of federal procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions and divestitures or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, changes to export regulations, increases in tax rates, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2013. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA and free cash flow, which are non-GAAP financial measures. Adjusted EBITDA excludes certain non-cash and other specified charges. Free cash flow is defined as cash flow from operating activities less capital expenditures. The Company believes these non-GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, the presentation of adjusted EBITDA and free cash flow is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes the adjusted EBITDA and free cash flow financial measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Appendix hereto.

3 © 2013 Mercury Systems, Inc. Agenda • Keynote Todd Harrison Sr. Fellow, Center for Strategic and Budgetary Assessments • Strategy & Business Update • Market & Program Update • Financial Update • Closing Remarks / Q&A

4 © 2013 Mercury Systems, Inc. Agenda • Keynote • Strategy & Business Update Mark Aslett President & CEO • Market & Program Update • Financial Update • Closing Remarks / Q&A

Introducing Mercury Systems

- MRCY on NASDAQ
- Real-time sensor processing subsystems
- Commercial Item company; Prime outsourcing partner
- Focused on Defense and Intelligence priorities
- Deployed on ~300 programs with 25+ Prime contractors
- FY13 $209M revenues; 750+ employees
- Defense revenue 76% growth (15% CAGR) FY08–FY12



Commercial outsourcing partner for sensor processing subsystems

© 2013 Mercury Systems, Inc.

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6 © 2013 Mercury Systems, Inc. Leading Market Position Pure-play defense electronics company embedded on important programs and platforms aligned to DoD priorities Differentiated Capabilities Today Best-of-breed commercially developed sensor processing subsystems, software and services to defense Primes Unique Business Model Strategically positioned to benefit from increased defense Prime outsourcing and to competitively take share Proven Management Team Demonstrated track record of double-digit defense revenue growth and improved profitability Mercury investor highlights Pacific pivot, aging platform sensor upgrades, foreign and international military sales Aligned with Industry Growth Drivers

7 © 2013 Mercury Systems, Inc. Defense industry conditions remain challenging… …but there are numerous growth opportunities to be exploited Political Dysfunction Crowding Out Procurement Reform Aging Platforms International Sales Pacific Pivot Challenges Opportunities Outsourcing

8 © 2013 Mercury Systems, Inc. Defense will likely remain a $500B+ industry… …despite the ongoing political and budget uncertainty Crowding Out: Rising interest rates, healthcare and social spending; MilPer expense growth, aging military platforms’ O&M costs rising Procurement Reform: Firm-fixed-price contracts and less gov’t-funded R&D changing economics and competitive dynamics of defense industry Political Dysfunction: Sequestration-driven cuts and repeated Continuing Resolutions disrupting DoD budget process and spending

9 © 2013 Mercury Systems, Inc. Mercury has unique and differentiated capabilities today… …that are aligned to the key industry growth drivers 2012 Pacific Pivot: Sensors going long, wide and high. Platforms need improved sensors, autonomy, electronic protection and attack, on-board exploitation Aging Platforms: Port customer software to available state-of-the-art open architectures to rapidly and affordably upgrade sensors on aging military platforms International Sales: Upgrade subsystems for export to expand addressable market, grow foreign sales and international customer R&D funding

10 © 2013 Mercury Systems, Inc. We work with all the major primes – they’re telling us: “As we pivot to the Pacific the threats, missions and conops are technically more challenging and costly.” “The DoD is funding less R&D and is expecting industry to invest more themselves.” Growth Costs Margin “I need to keep my existing programs sold as the government seeks to recompete programs more often.” “I need to re-engineer my systems for export to enable FMS and international sales growth.” “My business has grown under cost plus, but the shift to firm-fixed-price requires a more variable cost model.” “My supply base is fragmented, costly and complex. I need to re-engineer it to improve affordability and lower risk.”

11 © 2013 Mercury Systems, Inc. We have addressed these challenges and opportunities… …with capabilities and strategies to drive growth and returns Innovation Capability Scalability Affordability

12 © 2013 Mercury Systems, Inc. We’ve created the industry’s most differentiated and contemporary embedded processing product portfolio • State-of-the-art Intel server-class processing for next-generation sensors and mission computing • Pioneered GPU use for on-board big data exploitation • Best-in-class thermal management tied to Pacific pivot • Industry-leading, open, exportable architectures enable FMS/International sales • Open middleware and services enable rapid porting of customer software to our next generation hardware • Co-invest R&D to accelerate adoption and take share … help us competitively take share in key growth areas We’ve invested in computing innovations that enable new sensor processing capabilities today and…

13 © 2013 Mercury Systems, Inc. Well positioned to benefit from AESA radar, electronic warfare, electronic countermeasure and ISR sensor upgrades • Unique end-to-end sensor processing capabilities • RF conditioning, distribution and switching • Wideband tuners, receivers, exciters and synthesizers • FPGA near-sensor digital processing and COTS DRFMs • Software-defined transceiver subsystems • Committed to taking open architectures into RF … and enable new sensor processing capabilities today We’ve acquired RF and microwave capabilities that expand our addressable market, allowing us to competitively take share…

14 © 2013 Mercury Systems, Inc. We have the capabilities and assets we need to grow our business Typical radar processing and electronic warfare subsystem • Significant expansion of addressable market • RF/Microwave 3-5x content vs. traditional processing • Faster time to money • R&D for new capabilities, to onboard outsourced designs, competitively take share • Acquisitions and AMC investment timely and key • RF/Microwave expected to be fastest growth business • Created scalable platform PROCESSING PROCESSING POWER RF/M RF/M RF/M RF/M RF/M RF/M RF/M

15 © 2013 Mercury Systems, Inc. We have a significant opportunity to grow RF/M revenues … …from existing customers on new and existing programs Processing 66% RF/M 28% Other 6% Raytheon Processing 68% RF/M 30% Other 2% Lockheed Processing 99.8% RF/M 0.2% Northrop Processing 7% RF/M 93% BAE Processing 8% RF/M 92% Exelis Note: FY13 total defense revenue from select customers

16 © 2013 Mercury Systems, Inc. The case for a new model in RF and microelectronics Mercury is uniquely positioned to address these challenges Lack of scope Many suppliers lack advanced engineering design, automated manufacturing and test capabilities to effectively onboard outsourced development and production Lack of scale Supply partners must not only design and deliver prototypes but have the scale to ensure volume readiness for LRIP and full production Fragmented industry structure Primes need to consolidate supply chain to drive efficiencies and lower programmatic risk

17 © 2013 Mercury Systems, Inc. We’re creating a new model in the RF and microelectronics industry and a better alternative for our customers • Building second world-class microelectronics facility; Leverages ~$10-$20m investment by prior owner • Built-in plant redundancy from a single supplier simplifies supply chain and enables greater outsourcing • Design and manufacturing engineering expertise to optimize new designs and onboard outsourced work • Automated manufacturing and test. Scale from design to full production lowers risk and improves affordability • Co-invest R&D to design new, onboard outsourced work and competitively take share …to accelerate outsourcing and to competitively take share We’ve invested in scalability and supply chain improvements…

18 © 2013 Mercury Systems, Inc. Despite record earnings, high yields and large buy-backs… … there are substantial changes occurring within our customers “Reducing costs is another element of our approach to affordability… includes reduction of $1.2B in annual cost over the past two years, while remaining on target for an additional $1.1B this year.” “In May, we announced a goal of retiring 25% of [our] common stock or 60M shares by the end of 2015, market conditions permitting.” “We’re consolidating facilities to improve utilization and further reduce fixed costs. From 2009 to 2012, we’ve reduced total square footage before acquisitions by approximately 1.5M square feet.” “We’ve expanded targeted strategic sourcing initiatives to consolidate our supplier base and better manage our purchasing costs.” “In terms of headcount and overhead structure, we’ve been going at that aggressively… Through the end of September, headcount is down ~19% from our peak a few years ago.”

19 © 2013 Mercury Systems, Inc. Defense procurement reform and slower defense spending are causing prime contractors to outsource more to commercial companies like Mercury • State-of-the-art sensor processing capabilities today mean less customer or government R&D required • Experience and scale improves cost and lowers risk as programs transition from development to production • Outsourced engineering design services improve affordability and accelerate customer restructuring • Scalable RF and microelectronics design, development and manufacturing facilitate supply chain optimization • Co-invest R&D to accelerate adoption and take share …at a time when our customers need it the most Our strategy is improving affordability and value delivery…

20 © 2013 Mercury Systems, Inc. Defense Electronics $33.7B 80% COTS $4.2B 10% Additional Commercial Outsourcing $3.8B 10% Defense Electronics $37.5B 90% COTS $4.2B 10% Outsourcing by Primes is increasing our addressable market 10% additional outsourcing could double our market opportunity Sources: The Teal Group July 2013: World Defense Electronics Funding Available to the US FY14 Total $41.7B Outsourcing is occurring in two dimensions: 1) sensor processing subsystem design and development and, 2) RF and microwave design, development and production

21 © 2013 Mercury Systems, Inc. FY13 FY14 FY15 FY16 Production Years Relevance Possible Pivot Upgrade FMS Total ($M) SEWIP Block 2 FRP: FY15-23   200-230 SEWIP Expansion FRP: FY15-23   130-150 SEWIP Deriv.** FRP: FY17-23   110-230 SEWIP Block3** LRIP: FY16 FRP: FY18-26    150-250 Buzzard/Badger FRP: FY13-23   140-160 Predator/Reaper FRP: FY13-19    100-150 AEGIS FRP: FY13-18    85-130 F-15 EW FRP: FY13-21    80-110 E-2D Hawkeye FRP: FY15-20    35-105 Patriot FRP: FY13-17   50-100 F-16 SABR FRP: FY15-19    50-100 P-8 APY-10+ASW FRP: Up To FY23    50-75 SIRFC/AIDEWS FRP: FY13-18   50-75 Others (SSEE, BAMS/Triton, JSF) 125-180 TOTAL: $1,355-$2,045 Key program update Mercury’s perspective on phase, timing and possible value EMD LRIP FRP FMS Note: Possible value is a projection based upon our current information and assumptions regarding the system configuration, potential future design wins, our average sales price, the number of platforms and/or the number of potential retrofits, as well as the potential for foreign military sales - all of which could change materially as and when new information becomes available or assumptions are revised. Possible values include spares. ** Programs are currently being competed with multiple Primes.

22 © 2013 Mercury Systems, Inc. Program summary • RF and microwave expected to be fastest growing business area driven by Pacific pivot, outsourcing and ability to take share • Existing SEWIP Block 2, future content expansion and derivative opportunity provide largest short term growth potential • SEWIP Block 2 in LRIP; moves to production next fiscal year • Upside with SEWIP Block 3 – still being competed • $165M-$385M growth in total SEWIP possible value vs. last year, through acquisition strategy and AMC investment • SEWIP-driven growth, ongoing acquisition integration and other savings likely accelerate path to target business model

23 © 2013 Mercury Systems, Inc. Strategy, acquisitions and investments positioned us well… …to drive growth and improved returns Innovation: We’ve invested in innovations that drive sensor processing upgrades for the Pacific pivot, aging platforms, foreign sales and competitive displacement Capability: We’ve acquired capabilities that expand addressable market and facilitate low-risk content expansion driven growth Scalability: We’ve invested to take share in RF and microwave while addressing prime supply chain issues and program risks to facilitate greater outsourcing Affordability: Secular outsourcing growth – partner to defense primes for the affordable design, development and production of sensor processing subsystems

24 © 2013 Mercury Systems, Inc. Agenda • Keynote • Strategy & Business Update • Market & Program Update Didier Thibaud President, Mercury Commercial Electronics (MCE) • Financial Update • Closing Remarks / Q&A

Electronic warfare and radar being shaped by Pacific pivot

EW

- New EW threats range from irregular warfare to complex integrated air defense (IAD) systems
- Anti-Access/Area Denial (A2/AD) driving complex jamming solutions
- Control of electromagnetic spectrum requires platform upgrades
- Budget reality is driving cost pressure

Radar

- New threats driving radar upgrades replacing mechanical antennas with complex AESAs
- AESAs driving multichannel digital receivers, high density processing
- Complex radar modes requiring processor and RF upgrades
- Calibration complexity, flight test costs driving demand for new simulators

Mercury's strategy and capabilities well-aligned with these shifts

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26 © 2013 Mercury Systems, Inc. FY13 defense market growth drivers FY13 Total Defense Revenue by Funding ($M,%) Total $189M FY13 Total Defense Revenue by Market ($M,%) Total $189M Radar 73.8 39% EW 62.1 33% EO/IR 21.9 11% C4I 24.0 13% Sonar 3.6 2% Other Def 3.7 2% Domestic 147.5 78% FMS/ International 41.5 22%

27 © 2013 Mercury Systems, Inc. We are deployed on 300+ programs with 25+ Primes RADAR EW EO/IR – C4I BAMS; NATO AGS Global Hawk SEWIP AEGIS AEGIS Ashore F-15 Patriot AH-64 Apache Reaper Gorgon Stare F-16 Badger/Buzzard Shadow Global Hawk F-35 F-35 F-16 P-8

28 © 2013 Mercury Systems, Inc. Mercury’s largest single program in production to date Aegis ballistic missile defense: SPY-1 BMD Radar Countering rogue nations’ ballistic missile threats • Mercury’s franchise program • Highest performance radar processor Application Ready Subsystem • $30M booked in FY13, $123M+ booked to date • Additional 10-20 ship sets expected through GFY18 including FMS • AMDR protest continues pursuit Note: Possible value is a projection based upon our current information and assumptions regarding the system configuration, potential future design wins, our average sales price, the number of platforms and/or the number of potential retrofits, as well as the potential for foreign military sales - all of which could change materially as and when new information becomes available or assumptions are revised. Possible values include spares.

29 © 2013 Mercury Systems, Inc. Program in production; FMS and US Army upgrade driving growth Patriot missile defense: Next-generation ground radar Services-led design win – Prime outsourcing example • Sophisticated radar processor Application Ready Subsystem • Production awards received to date: $45M – UAE, Taiwan, Saudi Arabia • Potential future FMS awards – Up to 15 countries – Qatar & Kuwait expected in H2FY14 • US Army Patriot upgrade – First PO received for US Army – Next PO expected H2FY14 Note: Possible value is a projection based upon our current information and assumptions regarding the system configuration, potential future design wins, our average sales price, the number of platforms and/or the number of potential retrofits, as well as the potential for foreign military sales - all of which could change materially as and when new information becomes available or assumptions are revised. Possible values include spares.

30 © 2013 Mercury Systems, Inc. Mercury part of the highest volume fighter Radar upgrade F-16 SABR AESA radar upgrade Scalable Agile Beam Radar (SABR) • History of success with Northrop Grumman fighter radars F-16, F-22, B1B, F-35 • Northrop awarded Taiwan & USAF F-16 AESA radar upgrade • Market size ~ 1,000-2,000 – $50M-$100M potential • OpenVPX architecture • Received additional orders from previous F-16 radar processing generation • Expect new order in H2FY14 Note: Possible value is a projection based upon our current information and assumptions regarding the system configuration, potential future design wins, our average sales price, the number of platforms and/or the number of potential retrofits, as well as the potential for foreign military sales - all of which could change materially as and when new information becomes available or assumptions are revised. Possible values include spares.

31 © 2013 Mercury Systems, Inc. Increased production units and improvements planned Gorgon Stare Increment 2 Nation’s premier EO/IR wide area surveillance system • Increment 2 – New onboard processor and storage for advanced wide-area sensors – Quick-reaction: delivered 7 systems in 24 months – $28M revenue to date; Total potential $40M-$50M – Expect follow-on production orders in H2FY14 • Potential future enhancements through GFY18 – Processor upgrades – Onboard multi-INT fusion • MCE providing state of the art ruggedized processing architecture Note: Possible value is a projection based upon our current information and assumptions regarding the system configuration, potential future design wins, our average sales price, the number of platforms and/or the number of potential retrofits, as well as the potential for foreign military sales - all of which could change materially as and when new information becomes available or assumptions are revised. Possible values include spares.

32 © 2013 Mercury Systems, Inc. Filthy Badger/Buzzard Electronic attack systems for Navy/AF vulnerability assessment and tactics training • Received $12M extension to existing contract; awaiting $65M Filthy Badger IDIQ renewal • Next-generation DRFM, Filthy Buzzard in final stages of development • Received $4M order from $58M BOA for Filthy Buzzard • Sales potential over next 10 years $140M-$160M • MCE providing microwave products for both programs Long-term programs aligned to growth in EW market Note: Possible value is a projection based upon our current information and assumptions regarding the system configuration, potential future design wins, our average sales price, the number of platforms and/or the number of potential retrofits, as well as the potential for foreign military sales - all of which could change materially as and when new information becomes available or assumptions are revised. Possible values include spares.

33 © 2013 Mercury Systems, Inc. Acquisition strategy driving growth in EW and enabling access to new customers and programs Electronic warfare system upgrade for F-15 C/D Advanced radar warning and countermeasure capabilities • F-15 electronic upgrades for FMS and USAF • RF & microwave content • Contract from RSAF for 84 new F-15 C/D and 70 upgrade kits • Received $11.7M in Q1 FY13 • New award expected H2FY14 • Customer bidding same module on other programs Note: Possible value is a projection based upon our current information and assumptions regarding the system configuration, potential future design wins, our average sales price, the number of platforms and/or the number of potential retrofits, as well as the potential for foreign military sales - all of which could change materially as and when new information becomes available or assumptions are revised. Possible values include spares.

SEWIP: Countering new emerging peer threats

Naval surface fleet EW upgrade: 100+ ships

- Block 2:
  - Received LRIP 10 shipsets ($12M-$13M) FY13
  - Expect additional shipsets H2FY14
  - Opportunity for additional RF/microwave content
- Small ship derivatives
- Block 3:
  - Adds electronic attack
  - Lockheed/Raytheon partnership
  - Selection expected H2FY14
  - Derivative opportunity



Franchise program moving into production

Note: Possible value is a projection based upon our current information and assumptions regarding the system configuration, potential future design wins, our average sales price, the number of platforms and/or the number of potential retrofits, as well as the potential for foreign military sales - all of which could change materially as and when new information becomes available or assumptions are revised. Possible values include spares.

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EMD LRIP FRP

Since November 2012, SEWIP has become our largest program

	FY10	FY11	FY12	FY13	FY14	FY15	Possible ($M)
SEWIP Block 2							300
SEWIP Block 3**							125-185
						TOTAL:	$425-$485

12 month change

	FY13	FY14	FY15	FY16	Production Years	Possible Total ($M)
SEWIP Block 2					FRP: FY15-23	200-230
SEWIP Expansion					FRP: FY15-23	130-150
SEWIP Deriv.**					FRP: FY17-23	110-230
SEWIP Block3**					LRIP: FY16 FRP: FY18-26	150-250
					TOTAL:	$590-$860

Possible program value almost doubled in 12 months

© 2013 Mercury Systems, Inc.

Note: Possible value is a projection based upon our current information and assumptions regarding the system configuration, potential future design wins, our average sales price, the number of platforms and/or the number of potential retrofits, as well as the potential for foreign military sales - all of which could change materially as and when new information becomes available or assumptions are revised. Possible values include spares. ** Programs are currently being competed with multiple Primes.

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36 © 2013 Mercury Systems, Inc. Summary – Well positioned for industry growth drivers • Well positioned on key programs and platforms • Pacific pivot changing EW needs, driving new jammer and radar upgrades • New capabilities in RF driving market and content expansion • Acquisitions and AMC investment driving growth in RF & microwave outsourcing and competitive displacement • Exportable open architectures enable FMS growth • Existing SEWIP Block 2, future content expansion and derivative opportunity provide largest short term growth potential

37 © 2013 Mercury Systems, Inc. Agenda • Keynote • Strategy & Business Update • Market & Program Update • Financial Update Kevin Bisson CFO • Closing Remarks / Q&A

38 © 2013 Mercury Systems, Inc. Revenue summary by market Defense revenue CAGR of 15% FY08-FY12 Notes: • FY08-10 figures adjusted for discontinued operations. 130 145 158 181 230 60 44 42 48 15 0 50 100 150 200 250 FY08 FY09 FY10 FY11 FY12 Revenue ($M) Defense Commercial 190 189 200 229 245

39 © 2013 Mercury Systems, Inc. Adjusted EBITDA more than doubled FY08-FY12 Notes: • FY08-FY09 figures are as reported in the Company’s fiscal 2010 Form 10K. FY10-12 figures are as reported in the Company’s fiscal 2012 Form 10K. • Adjusted EBITDA excludes interest income and expense, income taxes, depreciation, amortization of acquired intangible assets, restructuring expense, impairment of long-lived assets, acquisition and other related expenses, fair value adjustments from purchase accounting, and stock-based compensation costs. 23 23 30 41 49 12% 12% 15% 18% 20% 0 10 20 30 40 50 60 FY08 FY09 FY10 FY11 FY12 Adj. EBITDA ($M, %) EBITDA Margin %

40 © 2013 Mercury Systems, Inc. Achieved historic target business model in FY12 GAAP FY08 FY09 FY10 FY11 FY12 Historic Target Business Model Revenue 100% 100% 100% 100% 100% 100% Gross Margin 58% 56% 56% 57% 56% 54+% SG&A and other OPEX(1) 37% 29% 27% 26% 25% Low-mid 20’s R&D 24% 22% 21% 19% 19% High Teens Operating Income (3%) 4% 9% 11% 12% 12-13% Adj. EBITDA 12% 12% 15% 18% 20% 17-18% (1) Other OPEX includes Amortization of Acquired Intangible Assets, Impairment of Goodwill and Long Lived Assets, Change in the fair value of the liability related to the LNX earn-out, Restructuring, Gain on Sale of Long Lived Assets, and Acquisition Costs and Other Related Expenses.

41 © 2013 Mercury Systems, Inc. Healthy balance sheet with sufficient liquidity No debt and expanded credit facility • $500M Shelf Registration • $200M senior unsecured revolving line of credit (no drawdowns) Other financing sources available 163 39 (70) 116 (3) (74) 1 40 0 20 40 60 80 100 120 140 160 180 200 FY11 Ending Free Cash Flow & Other KOR Acq FY12 Ending Micronetics Acq Free Cash Flow & Other FY13 Ending Free Cash Flow & Other Q1'14 Ending Cash and Marketable Securities ($M) 23

42 © 2013 Mercury Systems, Inc. Defense industry headwinds in FY13 • Adversely impacted bookings and revenue levels • Restructuring actions lead to more than $25M of annualized savings • Forecasted revenue more conservatively; emphasis on building backlog • Focused on managing expenses and working capital to preserve liquidity • Improved FY13 second half financial performance Substantial operating leverage when defense market rebounds

43 © 2013 Mercury Systems, Inc. Second half FY13 recovery GAAP ($M) FY13 H1 FY13 H2 % Change FY13 Bookings 103.9 116.7 12% 220.6 Revenue 99.2 109.6 10% 208.8 Gross Margin % 38% 41% 3 pts 40% EPS (0.40) (0.04) 90% (0.44) Adj. EBITDA 2.7 9.0 242% 11.7 Operating Cash Flow (8.4) 6.5 N/A (1.9)

44 © 2013 Mercury Systems, Inc. Entered FY14 with record backlog Significant growth in FY13 98 105 87 105 140 0 20 40 60 80 100 120 140 160 FY09 FY10 FY11 FY12 FY13 Mercury Ending Backlog ($M)

45 © 2013 Mercury Systems, Inc. Q2 FY14 guidance (as of October 29th)(1) Notes: (1) The guidance included herein is from the Company’s earnings release and is as of the date of the earnings release. The Company is neither reconfirming such guidance as of the date of this presentation nor assuming any obligations to update or revise such guidance. Q1 FY14 Actual Quarter Ending December 31, 2013 Low High Revenue $54 $48 $54 GAAP EPS (Continuing) ($0.07) ($0.12) ($0.06) Adj EBITDA $3.6 $0.4 $3.5 Note - Adj EBITDA Adjustments: Net income (Continuing) (2.2) (3.9) (1.9) Interest (income) expense, net 0.0 0.0 0.0 Income tax (benefit) expense (1.3) (2.2) (1.1) Depreciation 2.0 2.0 2.0 Amortization of acquired intangible assets 2.1 1.9 1.9 Restructuring expenses 0.0 0.1 0.1 Stock-based compensation cost 3.0 2.5 2.5 Adj EBITDA $3.6 $0.4 $3.5

46 © 2013 Mercury Systems, Inc. Guidance: Strong performance track record Notes: (1) The guidance included herein is from the Company’s earnings release and is as of the date of the earnings release. The Company is neither reconfirming such guidance as of the date of this presentation nor assuming any obligations to update or revise such guidance. Q1 Q2 Q3 Q4 Reported Guidance Reported Guidance Reported Guidance Reported Guidance 2010 Revenue ($M) 47.4 43.0-45.0 45.2 40.0-42.0 43.6 41.0-43.0 63.6 58.0-60.0 EPS ($) 0.19 0.03-0.08 0.08 (0.08)-(0.04) 0.16 (0.15)-(0.11) 0.77 0.25-0.28 2011 Revenue ($M) 52.1 48.0-50.0 55.5 54.0-55.0 59.9 58.0-60.0 61.2 57.0-59.0 EPS ($) 0.16 0.03-0.06 0.22 0.10-0.12 0.20 0.16-0.18 0.14 0.11-0.13 2012 Revenue ($M) 49.1 54.0-56.0 68.0 67.0-69.0 67.0 65.0-68.0 60.9 60.0-66.0 EPS ($) 0.09 0.10-0.12 0.30 0.24-0.27 0.17 0.09-0.11 0.19 0.04-0.10 2013 Revenue ($M) 49.4 51.0-57.0 49.8 43.0-49.0 54.1 44.0-50.0 55.4 48.0-54.0 EPS ($) (0.24) (0.05)-0.00 (0.16) (0.24)-(0.17) $0.03 (0.08)-(0.02) (0.07) (0.13)-(0.07) 2014 Revenue ($M) 53.9 48.0-54.0 48.0-54.0(1) EPS ($) (0.07) (0.14)-(0.08) (0.12)-(0.06)(1)

47 © 2013 Mercury Systems, Inc. GAAP FY12 FY13 Revenue 100% 100% 100% Gross Margin 56% 40% 45-50% SG&A and other OPEX (1) 25% 31% Low 20’s R&D 19% 16% 11-13% Amortization (2) 0% 4% 2-3% Operating Income 12% (11%) 12-13% Adj EBITDA 20% 6% 18-22% Current Target Business Model Increased Adj. EBITDA with current target business model (1) Other OPEX includes, Impairment of Goodwill and Long Lived Assets, Change in the fair value of the liability related to the LNX earn-out, Restructuring, Gain on Sale of Long Lived Assets, and Acquisition Costs and Other Related Expenses. (2) Amortization includes fair value adjustment from purchase accounting and $4.9M LNX earnout reversal in FY12.

48 © 2013 Mercury Systems, Inc. Committed to timely achievement of target business model • Challenging DOD budgetary environment requires consideration of all profitability drivers • Realistic revenue assumptions, combined with optimizing cost structure, accelerates attainment of target model • Relentless focus on efficient cost structure provides greater control over timing of target model achievement • Continued areas of expense scrutiny – Integration of recent acquisitions – Leveraging SG&A across business units – Targeted R&D investments for accelerated returns • Balancing benefits of lean cost structure with preservation and enhancement of Company’s intrinsic value

49 © 2013 Mercury Systems, Inc. Agenda • Keynote • Strategy & Business Update • Market & Program Update • Financial Update • Closing Remarks / Q&A Mark Aslett President & CEO

50 © 2013 Mercury Systems, Inc. Strategy and investments have positioned Mercury well • State-of-the-art, differentiated product portfolio available today • Targeted R&D yields faster time to money • Processing innovations are key enablers to displace competitors – Driven by Pacific pivot, aging platform sensor upgrades, foreign sales • RF/Microwave expected to show most rapid growth – Validates AMC investment and M&A strategy – Enables market expansion, competitive displacement & increased outsourcing by primes • SEWIP Block 2, future content expansion and SEWIP derivative opportunity provide large short-term growth potential • Growth, ongoing integration and other savings accelerate path to target business model

TM © 2013 Mercury Systems, Inc. Appendix

52 © 2013 Mercury Systems, Inc. Adjusted EBITDA reconciliation (000'S) 2008 2009 2010 2011 2012 2013 $ (4,437) $ 7,909 $ 28,069 $ 18,507 $ 22,619 $ (13,208) (3,129) 492 (151) 45 27 31 3,710 109 (9,377) 8,060 9,152 (9,954) 7,372 5,640 5,147 6,364 7,859 8,492 5,146 2,414 1,710 1,984 3,799 8,717 4,454 1,712 231 — 2,821 7,056 561 — 211 150 — — — — — 412 1,219 318 — — — (219) (5,238) 2,293 8,848 4,582 4,016 5,580 6,616 7,940 $ 22,525 $ 22,858 $ 29,856 $ 40,883 $ 48,874 $ 11,685 Years Ended June 30, Fair value adjustments from purchase accounting Stock-based compensation costs Interest expense (income), net Income (loss) from continuing operations Adjusted EBITDA Income tax expense (benefit) Depreciation Amortization of acquired intangible assets Restructuring Impairment of long-lived assets Acquisition costs and other related expenses

53 © 2013 Mercury Systems, Inc. 2008 2009 2010 2011 2012 2013 Cash flows from operating activities $ 13,726 $ 11,199 $ 15,708 $ 31,474 $ 31,869 $ (1,871) Capital expenditures (4,625) (4,126) (7,334) (8,825) (9,427) (3,880) Free cash flow $ 9,101 $ 7,073 $ 8,374 $ 22,649 $ 22,442 $ (5,751) Years Ended June 30 Free cash flow reconciliation

Glossary

AEGIS	Aegis Ballistic Missile Defense System	**DRFM**	Digital Radio Frequency Memory	**MIS**	Mercury Intelligence Systems
AESA	Active Electronically Scanned Array	**EMD**	Engineering and Manufacturing Development	**MMA**	Multimission Maritime Aircraft
AF	Air Force	**EO/IR**	Electro-optical / Infrared	**O&M**	Operations & Maintenance
AGS	Alliance Ground Surveillance	**EW**	Electronic Warfare	**OpenVPX**	System-level specification for VPX, initiated by Mercury
AIDEWS	Advanced Integrated Defensive Electronic Warfare Suite	**FMS**	Foreign Military Sales	**RES**	Radar Environment Simulator
AMC	Advanced Microelectronics Center	**FPGA**	Field Programmable Gate Array	**RF**	Radio Frequency
AMDR	Air and Missile Defense Radar	**FRP**	Full Rate Production	**SABR**	Scalable Agile Beam Radar
ASW	Anti-submarine Warfare	**GPU**	Graphics Processing Unit	**SEWIP**	Surface Electronic Warfare Improvement Program
BAMS	Broad Area Maritime Surveillance	**IC**	Intelligence Community	**SIGINT**	Signals Intelligence
BMD	Ballistic Missile Defense	**IDIQ**	Indefinite Quantity / Indefinite Delivery	**SIRFC**	Suite of Integrated RF Countermeasures
BOA	Basic Ordering Agreement	**JSF**	Joint Strike Fighter	**SSEE**	Ships Signal Exploitation Equipment
C4ISR	Command, Control, Communications, Computers, Intelligence, Surveillance, Reconnaissance	**LRIP**	Low-Rate Initial Production	**SSI**	Services & Systems Integration Group
COTS	Commercial off-the Shelf	**MCE**	Mercury Commercial Electronics	**SWaP**	Size Weight and Power
DEWS	Digital Electronic Warfare System	**MDS**	Mercury Defense Systems	**TD**	Technology Demonstration
DFM	Design for Manufacturing	**MILPER**	Military Personnel	**TR**	Tech Refresh

© 2013 Mercury Systems, Inc.

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